POWER OF ATTORNEY

   I, the undersigned Trustee of Pioneer Asset Allocation Trust (the "Trust"), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust's Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of each of Pioneer Solutions - Conservative Fund and Pioneer Solutions - Growth Fund into Pioneer Solutions - Balanced Fund, a series of the Trust, and (ii) any and all other documents and papers relating to each such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

   IN WITNESS WHEREOF, I have hereunder set my hand on this 22/nd/ day of September, 2017.

/s/ David R. Bock                               /s/ Benjamin M. Friedman
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David R. Bock                                   Benjamin M. Friedman

/s/ Margaret B.W. Graham                        /s/ Lisa M. Jones
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Margaret B.W. Graham                            Lisa M. Jones

/s/ Lorraine H. Monchak                         /s/ Thomas J. Perna
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Lorraine H. Monchak                             Thomas J. Perna

/s/ Marguerite A. Piret                         /s/ Fred J. Ricciardi
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Marguerite A. Piret                             Fred J. Ricciardi

/s/ Kenneth J. Taubes
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Kenneth J. Taubes